UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________
FORM 8-K

_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): March 17, 2026
Curis, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-30347	04-3505116
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

128 Spring Street, Building C - Suite 500, Lexington, MA 02421
(Address of Principal Executive Offices) (Zip Code)
(617) 503-6500
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	CRIS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.
To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 below is incorporated herein by reference.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 17, 2026, Curis, Inc. (the “Company”) held its Special Meeting of Stockholders (the “Special Meeting”), as a virtual web conference at www.virtualshareholdermeeting.com/CRIS2026SM, at which a quorum was present by proxy.
At the Special Meeting, the Company’s stockholders approved the Company’s 2026 Incentive Plan (the “2026 Plan”) under which awards may be made for up to a number of shares of common stock, $0.01 par value per share, of the Company (the “Common Stock”) equal to the sum of: (i) 6,407,374 shares of Common Stock; (ii) such additional number of shares of Common Stock (up to 3,474,867 shares) as is equal to the number of shares of Common Stock reserved for issuance under the 2010 Plan that remain available for grant under the 2010 Plan as of the date of the Special Meeting and the number of shares of Common Stock subject to awards granted under the 2010 Plan and the number of shares subject to awards granted under the inducement grant exception under Nasdaq Stock Market Rule 5635(c)(4) (“Inducement Awards”), in each case, that are outstanding as of the date of the Special Meeting and which awards expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by the Company at their original issuance price pursuant to a contractual repurchase right, and subject to the terms of the 2026 Plan; and (iii) an annual increase to be added on the first day of each fiscal year, beginning with the fiscal year ending December 31, 2027 and continuing for each fiscal year until, and including, the fiscal year ending December 31, 2036, equal to the lesser of (i) 5% of the sum of (a) the number of outstanding shares of Common Stock on such date, (b) the number of shares of Common Stock issuable upon conversion of any outstanding shares of convertible preferred stock of the Company (without giving effect to any restrictions or limitations on conversion) on such date, (c) the number of shares of Common Stock issuable upon the exercise of pre-funded warrants (without giving effect to any restrictions or limitations on conversion) issued by the Company as of such date, and (d) the number of shares subject to outstanding awards granted under the 2010 Plan, the Plan or as Inducement Awards as of such date and (ii) an amount determined by the Board. Awards in the form of “incentive stock options” may be granted with respect to a maximum of 25,000,000 shares of Common Stock under the 2026 Plan.
The description of the 2026 Plan contained on pages 24 to 37 of the Company’s Proxy Statement for the Special Meeting of Stockholders, filed with the Securities and Exchange Commission on February 19, 2026 (the “Proxy Statement”), is incorporated herein by reference. A complete copy of the 2026 Plan is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
At the Special Meeting, the Company’s stockholders adopted and approved an amendment to the Company’s Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of the Company’s capital stock from 73,343,750 to 288,757,150 and the number of authorized shares of our common stock from 68,343,750 to 283,757,150 (the “Increase in Authorized Shares Certificate of Amendment”). The additional Common Stock authorized by the Increase in Authorized Shares Certificate of Amendment has rights identical to the Company’s currently outstanding Common Stock. The Company filed the Increase in Authorized Shares Certificate of Amendment, which was effective upon filing, with the Secretary of State of the State of Delaware on March 17, 2026.
The foregoing summary of the Increase in Authorized Shares Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Company’s Restated Certificate of Incorporation, as amended, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
At the Special Meeting, the Company’s stockholders voted on four proposals, each of which is described in the Company’s Proxy Statement for the Special Meeting filed with the Securities and Exchange Commission on February 19, 2026:
1.The amendment to the Company’s Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of our capital stock from 73,343,750 to 288,757,150 and the number of authorized shares of our common stock from 68,343,750 to 283,757,150 was adopted and approved:

For	Against	Abstain
6,866,241	837,448	14,157

2.In accordance with Nasdaq Listing Rules 5635(c) and (d), the issuance of shares of Common Stock upon the conversion of our Series B Preferred Stock and upon the exercise of our Series A Warrants, Series B Warrants and Series C Warrants (or, in certain circumstances, upon the exercise of Pre-Funded Warrants) was approved:

For	Against	Abstain	Broker Non-votes
4,027,480	774,047	4,576	2,911,743
3.The 2026 Plan was approved:

For	Against	Abstain	Broker Non-votes
3,235,516	1,284,395	286,192	2,911,743
4.The proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the adoption and approval of Proposal 1, Proposal 2 and/or Proposal 3 was approved:

For	Against	Abstain
6,654,405	1,007,537	55,904

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
3.1	Restated Certificate of Incorporation of Curis, Inc., as amended
99.1	2026 Incentive Plan (incorporated by reference to Appendix B of the Company’s Proxy Statement on Scheduled 14A, filed on February 19, 2026)
104	Cover Page Interactive Data File (embedded within the InLine XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Curis, Inc.

Date:	March 17, 2026	By:	/s/ Diantha Duvall
Diantha Duvall
Chief Financial Officer